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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of earliest event reported: AUGUST 19, 2008

                           NASCENT WINE COMPANY, INC.
               (Exact name of Registrant as specified in charter)

          NEVADA                   333-120949                    82-0576512
(State of Other Jurisdiction       (Commission                 (IRS Employer
     of Incorporation)             File Number)              Identification No.)

     2355-B PASEO DE LAS AMERICAS
         SAN DIEGO, CALIFORNIA                                     92154
(Address of Principal Executive Offices)                         (Zip Code)

       Registrant's telephone number, including area code: (619) 661-0458

          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 5 CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Thomas J. Soucy, has been appointed as an independent member of the Company's Board of Directors, effective August 19, 2008. Mr. Soucy was also appointed to the Board's Audit Committee as a financial expert

(d) Exhibits.

     99.1  Press Release

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  Nascent Wine Company, Inc.
                                  (Registrant)

Date: August 25, 2008             By: /s/ Peter V. White
                                      ------------------------------------------
                                      Name: Peter V. White
                                      Its: Chief Financial Officer and Treasurer